Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chief Executive Officer and Chief Financial Officer of M/A-COM Technology Solutions Holdings, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge: (i) the Quarterly Report on Form 10-Q for the Company for the fiscal quarter ended March 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: May 10, 2012

By:	Charles Bland
Charles Bland
Chief Executive Officer (Principal Executive Officer)

By:	Conrad Gagnon
Conrad Gagnon
Chief Financial Officer (Principal Financial Officer)